                                                                    EXHIBIT 31.2

                      M&F WORLDWIDE CORP. AND SUBSIDIARIES

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
              PURSUANT TO EXCHANGE ACT RULE 13A-14(a) OR 15d-14(a)

I, Todd J. Slotkin, certify that:

     1.  I have reviewed this quarterly report on Form 10-Q of M & F Worldwide
         Corp.;

     2.  Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3.  Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

     4.  The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and
         15d-15(f)) for the registrant and have:

               a.  designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities,
                   particularly during the period in which this quarterly report is being prepared;

               b.  designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable
                   assurance regarding the reliability of financial reporting and the preparation of financial statements for external
                   purposes in accordance with generally accepted accounting
                   principles;

               c.  evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our
                   conclusions about the effectiveness of the disclosure
                   controls and procedures, as of the end of the period covered by this report based on such evaluation; and

               d.  disclosed in this report any change in the registrant's internal control over financial reporting that occurred
                   during the registrant's most recent fiscal quarter (the
                   registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

     5.  The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent function):

               a.  all significant deficiencies and material weaknesses in the design or operation of internal control over financial
                   reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

               b.  any fraud, whether or not material, that involves management or other employees who have a significant role in the
                   registrant's internal controls over financial reporting.

Date: August 4, 2005                            /S/ Todd J. Slotkin
                                                -------------------------
                                                Name: Todd J. Slotkin
                                                Title: Chief Financial Officer